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                                                                      EXHIBIT 23










                      CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-15471, 33-37781, 33-58947 and 33-64828) of our
report dated February 28, 1996 appearing on page F-1 of Bindley Western Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 1995.






Price Waterhouse LLP
Indianapolis, Indiana
March, 29, 1996